Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 1, 2014

At a meeting held on December 11, 2014, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, (i) approved a Subadvisory Agreement (the “MFS Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SAAMCo”) and Massachusetts Financial Services Company (“MFS”) with respect to the Total Return Bond Portfolio (the “Portfolio”), and (ii) approved a Subadvisory Agreement (the “JPMorgan Subadvisory Agreement”) between SAAMCo and J.P. Morgan Investment Management Inc. (“JPMorgan”) with respect to the Portfolio. JPMorgan and MFS are collectively referred to as the “Subadvisers.” The Board, including a majority of Independent Trustees approved the termination of Pacific Investment Management Company LLC (“PIMCO”) as manager of the Portfolio effective on or about January 16, 2015.

The Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote. Shareholders of record on December 12, 2014 will receive a notice explaining how to access an information statement that contains additional information you should know about the terminations and approvals.

The Board also approved a change in the name of the Portfolio to “SA JPMorgan MFS Core Bond Portfolio,” effective upon the change in Subadvisers.

SA JPMorgan MFS Core Bond Portfolio (the “SA Core Bond Portfolio”). Upon the effective date of the MFS Subadvisory Agreement and the JPMorgan Subadvisory Agreement, JPMorgan and MFS will assume joint responsibility for the day-to-day management of the SA Core Bond Portfolio’s assets with assets initially equally distributed between JPMorgan and MFS with the flexibility of changing allocations. The following changes to the prospectus will become effective upon such change in Subadvisers:

All references to the Total Return Bond Portfolio are deleted in their entirety and replaced with “SA JPMorgan MFS Core Bond Portfolio.”

In the Portfolio Summary, the Principal Investment Strategies of the Portfolio will be deleted in its entirety and replaced with the following:

The Portfolio seeks to achieve its investment goal by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed-income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index, as calculated by the respective subadviser.

Bonds, for purposes of satisfying the 80% investment requirement, include:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	bank capital and trust preferred stocks;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.

In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swap agreements that have economic characteristics similar to the bonds mentioned above.

The Portfolio is multi-managed by two subadvisers, JPMorgan and MFS.

JPMorgan focuses on adding alpha primarily through a value-oriented approach that seeks to identify inefficiently priced securities. By design, JPMorgan focuses on a bottom-up security selection-based approach to generate the majority of the potential excess return. While overall portfolio duration and yield curve decisions are important, they are de-emphasized in the process. The team’s focus is on identifying securities that are believed to be undervalued. To find undervalued securities, we believe that one should focus on the most inefficient parts of the market. This belief has led to a historical bias toward AAA-rated CMOs within the mortgage-backed sector and higher-rated corporate credits within the credit sector. With a bottom-up focus, turnover tends to be low and duration is typically managed within +/-10% of the benchmark’s duration.

MFS uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the portion of the Portfolio subadvised by MFS, MFS may also consider top-down factors, including sector allocations, yield curve positioning, macroeconomic factors and risk management factors. A team of investment research analysts selects investments for the portion of the Portfolio subadvised by MFS. MFS allocates the Portfolio’s assets to analysts by sectors of the debt market.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in securities rated below investment grade (commonly referred to as “high yield securities” or “junk bonds”).

The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

The Portfolio may also invest up to 10% of its total assets in preferred stocks, convertible securities and other equity related securities.

While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, the subadvisers expect to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include options, futures contracts, forward contracts, structured securities, and swap agreements.

The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The ‘total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio expects to invest no more than 10% of its assets in sub-prime mortgage related securities at the time of purchase.

The Portfolio may also engage in frequent trading of portfolio securities to achieve its investment goal.

In the Principal Risks of Investing in the Portfolio Short Sales Risk is deleted.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC. The Portfolio is subadvised by J.P. Morgan Investment Management Inc. (“JPMorgan”) and Massachusetts Financial Services Company (“MFS”).

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
JPMorgan
Douglas Swanson	2015	Managing Director and Portfolio Manager
Peter Simons	2015	Executive Director and Portfolio Manager
Henry Song	2015	Executive Director and Portfolio Manager

MFS
Joshua P. Marston	2015	Investment Officer
Robert D. Persons	2015	Investment Officer
Jeffrey S. Wakelin	2015	Investment Officer

Under Management, in the section Information about the Subadvisers, all references to the Total Return Bond Portfolio and PIMCO are deleted in their entirety and the following information about SA JPMorgan MFS Core Bond Portfolio with respect to JPMorgan and MFS is inserted:

JPMorgan is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JPMorgan is located at 270 Park Avenue, New York, NY 10017. JPMorgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of September 30, 2014, JPMorgan together with its affiliated companies had $1.7 trillion in assets under management.

The portion of the SA JPMorgan MFS Core Bond Portfolio subadvised by JPMorgan is managed by Douglas Swanson, Peter Simons and Henry Song. Mr. Swanson is the lead portfolio manager responsible for the day-to-day management of a portion of the Portfolio. Mr. Swanson, Managing Director, an employee since 1983, is a member of the Global Fixed Income, Currency & Commodities group. Mr. Swanson is the team leader and head portfolio manager responsible for overseeing U.S. fixed income strategies including core, intermediate, short duration, long duration, MBS, inflation managed and stable value. In addition to his investment role, Mr. Swanson also is the Senior Location Head for all Columbus-based employees. Messrs. Simons and Song are co-portfolio managers of a portion of the Portfolio. Mr. Simons, Executive Director and CFA charterholder, an employee of JPMIM or its predecessor firms since 2001, is a member of the Global Fixed Income, Currency & Commodities group and is a portfolio manager for the U.S. Value Driven Team responsible for managing institutional taxable bond portfolios. Mr. Song, Executive Director and CFA charterholder, an employee of JPMIM since 2005, is a member of the Global Fixed Income, Currency & Commodities group and is a portfolio manager for the U.S. Value Driven Team responsible for managing institutional taxable bond portfolios

MFS is America’s oldest mutual fund organization and, with its predecessor organizations, have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc., (a diversified financial services company).

The portion of the SA JPMorgan MFS Core Bond Portfolio subadvised by MFS is managed by Joshua P. Marston, Robert D. Persons, and Jeffrey S. Wakelin, who have general oversight of a team of investment professionals. Mr. Marston has been employed in the investment area of MFS since 1999. Mr. Persons has been employed in the investment area of MFS since 2000. Mr. Wakelin has been employed in the investment area of MFS since 2002.

Please retain this supplement for future reference.

Date: December 15, 2014

4